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                                                                       EXHIBIT 1

                    $50,000,000 Aggregate Principal Amount
                        COMMERCIAL FEDERAL CORPORATION
                   % Subordinated Extendible Notes due 2006

                              PURCHASE AGREEMENT
                              __________________

                                                                          , 1996

PIPER JAFFRAY INC.
ALEX. BROWN & SONS INCORPORATED
MONTGOMERY SECURITIES
c/o Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402


Ladies and Gentlemen:

     Commercial Federal Corporation, a Nebraska corporation (the "Company"), proposes to issue and sell to you as underwriters (individually, as "Underwriter" and, collectively, the "Underwriters") $50,000,000 aggregate principal amount of its authorized but unissued % Subordinated Extendible Notes due 2006 (the "Notes"), to be issued pursuant to an indenture (the "Indenture"), to be dated as of November 15, 1996, between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee").

     The Company hereby confirms its agreement with you with respect to the sale of the Notes.

     1. Registration Statement. A registration statement on Form S-3 (File No. 333-01831) with respect to the Notes, including a preliminary form of prospectus, has been prepared by the Company in conformity with the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments thereto may have been or be so prepared and filed by the Company. Copies of such registration statement and amendments and each related preliminary prospectus have been delivered to you.

     If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) (and Rule 434, if applicable) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and in the event of any amendment thereto after the effective date and prior to the Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including financial statements and all exhibits thereto, documents incorporated by reference therein pursuant to Item 12 of Form S-3 filed under the Securities
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Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, if applicable, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other prospectus provided to the Underwriters by the Company for use in connection with the offering of the Notes (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or otherwise) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or Rule 434 of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or Prospectus shall include all documents incorporated by reference therein and shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference under the Exchange Act.

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters as follows:

     (a) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission nor have any proceedings been instituted or, to the best of the Company's knowledge, threatened for that purpose. Each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus made in reliance upon, and in conformity with, written information furnished to the Company by you specifically for use in the preparation thereof.

     (b) As of the time the Registration Statement (or any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434)) and at the Closing Date, (i) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) will conform or conformed in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act and under the rules and regulations thereunder, (ii) the Registration Statement (as so amended) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus (as so supplemented) will not or did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document made in reliance upon, and in conformity with, written information furnished to the Company by you specifically for use in the preparation thereof.

     (c) The documents of the Company incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the
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requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Company has been duly organized and is validly existing as a corporation under the laws of the State of Nebraska, is duly registered as a savings and loan holding company under Section 10 of the Home Owners' Loan Act, as amended, and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where failure to be so qualified would not have a material adverse effect upon the Company's business, condition (financial or otherwise) or properties. Each Significant Subsidiary of the Company, as defined below, has been duly incorporated or organized and is in good standing under the laws of its jurisdiction of incorporation or organization and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where failure to be so qualified would not have a material adverse effect upon such Significant Subsidiary's business, condition (financial or otherwise) or properties. The "Significant Subsidiaries" of the Company are:
Commercial Federal Bank, a Federal Savings Bank (the "Bank"), duly organized and validly existing as a federal savings bank chartered under the Home Owners Loan Act, 12 U.S.C. (S) 1464; Commercial Federal Mortgage Corporation, a Nebraska corporation; Commercial Federal Investment Services, Inc., a Nebraska corporation; Commercial Federal Investment Corporation, a Nebraska corporation; Commercial Federal Insurance Corporation, a Nebraska corporation; Commercial Federal Service Corporation, a Nebraska corporation; and Commercial Marketing, Inc., a Nebraska corporation. The subsidiaries of the Company which are not Significant Subsidiaries are not individually or in the aggregate, material to the financial condition, results of operations, business or business prospects of the Company and its subsidiaries, taken as a whole. The Company and each of its subsidiaries has all requisite power and authority (corporate and other) to own its properties and conduct its business as it is currently being carried on and as described in the Prospectus. The Bank is a member in good standing of the Federal Home Loan Bank of Topeka, the Bank's savings accounts are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") up to the maximum applicable amount in accordance with the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such membership or insurance are pending, or to the knowledge of the Company, contemplated. The Company owns all of the outstanding capital stock of the Bank, free of any liens, claims charges or encumbrances. The Company or one of its subsidiaries owns all of the outstanding capital stock of the Company's subsidiaries, free of any liens, claims charges or encumbrances.

     (e) Deloitte & Touche LLP, who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

     (f) The consolidated financial statements of the Company and its subsidiaries, together with the notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act, the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and present fairly the financial position of the Company and its subsidiaries as at the dates indicated and the results of its operations and

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changes in financial position for the periods therein indicated; said consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement or the Prospectus. The financial information appearing in the Prospectus under the caption "Summary Consolidated Financial Information" presents fairly the information purported to be shown therein at the dates and for the periods indicated. The pro forma financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the information set forth therein on a basis consistent with that of the audited financial statements incorporated by reference therein, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, and such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the Act and the Rules and Regulations, including, without limitation, Regulation S-X promulgated by the Commission.

     (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise disclosed therein or in the documents incorporated therein by reference, (i) there has been no material adverse change in the condition (financial or otherwise) of the Company or its subsidiaries, or in the financial results, business affairs or business prospects of the Company or its subsidiaries, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or its Significant Subsidiaries which would materially effect the Company or the Significant Subsidiaries, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or on any class of capital stock of a subsidiary, except regular quarterly cash dividends declared by the Board of Directors of the Company and paid by the Company in the ordinary course of business in accordance with the dividend policy established by the Board of Directors, (iv) neither the Company nor any subsidiary has incurred, other than in the ordinary course of business, any material liabilities or obligations, direct or contingent, and (v) there has not been (A) any change in the capital stock of the Company or any subsidiary (except for options granted pursuant to or shares of common stock issued pursuant to the employee benefit plans of, or as compensation to the directors of, the Company and the Bank described in the documents incorporated by reference in the Registration Statement, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of the Company or any subsidiary), or (B) any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company or any subsidiary except indebtedness and deposit liabilities incurred by the Bank in the ordinary course of its banking business. Neither the Company nor any subsidiary has any material contingent liabilities which are not disclosed in the Prospectus or in the Registration Statement.

     (h) Neither the Company nor any subsidiary of the Company is in violation of its respective articles of incorporation, charter or bylaws or other governing documents or in violation or default of any term of any contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such subsidiary is a party or by which it is bound, or to which any of the property or assets of the Company or any such subsidiary is subject, where any such default, breach or violation would have, individually or in the aggregate, a material adverse effect on the Company or its subsidiaries, on the performance of this Agreement, on the performance of the obligations under the Indenture, or on the Notes.

     (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture, the Notes and this Agreement and to issue, sell and deliver the Notes in accordance with and upon the terms and conditions set forth in this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of the Indenture and this Agreement and the issuance, sale and delivery

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by the Company of the Notes. The Indenture has been duly authorized, and when executed and delivered by the Company, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles. The Notes have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered pursuant to this Agreement, will be duly issued, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles, and will be entitled to the benefits of the Indenture. The Indenture and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus.

     (j) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles and except as obligations of the Company under the indemnification provisions hereof may be limited under federal or state securities laws.

     (k) The execution, delivery and performance by the Company of the Indenture and this Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Notes pursuant to this Agreement, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require, except for such consents as have been obtained and are currently in effect, consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of, any agreement, instrument, franchise, license, permit or other instrument to which the Company or any of its subsidiaries is a party or by which any of such companies or their respective properties or assets may be bound or violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which conflicts, breaches, defaults, violations or liens would, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (ii) violate or conflict with any provision of the certificate of incorporation, charter, by-laws or other governing documents of the Company or any of its subsidiaries. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Indenture or this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Notes pursuant to this Agreement, except as required by the registration under the Act of the Notes, the qualification of the Indenture under the Trust Indenture Act, and the consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the sale of the Notes.

     (l) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock have been duly authorized, validly issued and are fully paid and nonassessable. Neither the filing of the Registration Statement nor the offering or sale of the Notes, as contemplated by this Agreement, gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of capital stock or other securities of the Company. All of the issued and outstanding shares of

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capital stock of each subsidiary of the Company have been duly authorized, validly issued and are fully paid and nonassessable.

     (m) Neither the Company nor any subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject nor has it failed to obtain any license, certificate, permit, franchise or other governmental authorization, registration, acceptance or approval necessary to the ownership, leasing or operation of its property or to the conduct of its business as it is currently being carried on and as described in the Prospectus, which violation or failure to obtain would have a material adverse effect on the condition (financial or otherwise) of the Company, or on the financial results, business affairs or business prospects of the Company.

     (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or any arbitrator, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary which is required to be disclosed in the Registration Statement (other than as disclosed therein), the disposition of which would result in any material adverse change in the condition (financial or otherwise) of the Company or any subsidiary, or in the financial results, business affairs or business prospects of the Company or any subsidiary, or the disposition of which would materially and adversely affect the consummation of this Agreement.

     (o) The Company maintains insurance of the type and in the amounts generally deemed adequate for its business and consistent with insurance maintained by similar companies in similar businesses.

     (p) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed.

     (q) The Company and its subsidiaries have good title to all properties owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects, except (i) as do not materially interfere with the use made of such properties,
(ii) referred to in the Registration Statement (including the notes to the financial statements included or incorporated by reference therein), or (iii) as could not reasonably be expected, singly or in the aggregate, to have a material adverse effect on the business, results of operations, conditions (financial or otherwise) or business prospects of the Company and the subsidiaries taken as a whole.

     (r) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed and has paid all taxes shown to be due pursuant to such returns or any assessments with respect thereto.

     (s) The Company and its Significant Subsidiaries have all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, material to the ownership of their respective properties and conduct of their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The conduct of the business of the Company and each of its Significant Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations, except where failure to be so in compliance would not materially adversely affect the condition, business or results of operation of the Company and its subsidiaries taken as a whole.

     (t) Neither the Company nor any of its officers, directors (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of

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the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Notes.

     (u) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offer and sale of the Notes other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act and the Rules and Regulations to be distributed by the Company.

     (v)   The Company has complied with all the provisions of Florida Statutes
Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any of its affiliates, does business with the government of Cuba or with any person or affiliate located in Cuba.

     3. Purchase, Sale and Delivery of Notes.

     (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Notes, and each Underwriter agrees, severally and not jointly, to purchase from the Company the aggregate principal amount of Notes set forth opposite the name of each Underwriter in Schedule I hereto. The purchase price for the Notes shall be _____% of the principal amount thereof.

     The Notes will be delivered by the Company to you for the accounts of the Underwriters against payment of the purchase price therefor by certified or official bank check or checks for next day funds, payable to the order of the Company at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, or such other location as may be mutually acceptable, at 9:00 a.m., Minneapolis time, on the third (or if the Notes are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time on the date of this Agreement, the fourth) full business day following the date hereof, or at such other time as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, the time and date of delivery being herein referred to as the "Closing" and the "Closing Date," respectively. The Notes, in definitive form (unless otherwise requested by you) and in the denominations and registered in the names as you may request upon at least two business days' prior notice to the Company, will be made available for checking and packaging at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, or such other location as may be mutually acceptable, at least one business day prior to the Closing Date.

     (b) It is understood that the Underwriters are to make a public offering of the Notes as soon as the Underwriters deem it advisable to do so. The Notes are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms.

     4. Covenants.  The Company covenants with the Underwriters as follows:

     (a) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible. The Company will notify you immediately, and with respect to (ii) through (v) below shall confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any post-effective amendment thereto, (ii) of the filing of any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), (iii) of the receipt of any comments from the Commission, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, and of the initiation of any proceedings for any of the foregoing purposes. The Company will make every reasonable effort to prevent the issuance of any stop order or suspension of qualification and, if any such stop order or suspension of qualification is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) The Company will give you notice of its intention to file any amendment to the Registration Statement (including any post-effective amendment) or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Notes which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which you or counsel for the Underwriters shall reasonably object.

     (c) The Company will deliver to you at least two signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits).

     (d) The Company will furnish to you, from time to time during the period when the Prospectus is required to be delivered under the Act, such number of copies of the Prospectus (as amended or supplemented) as you may reasonably request for the purposes contemplated by the Act or the Rules and Regulations.

     (e) If any event shall occur as a result of which it is necessary, in the written opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that as a result, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as they may reasonably request.

     (f) The Company will use its best efforts to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may reasonably designate; provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to service of general process or to qualification to do business as a foreign corporation. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required to be filed by it by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

     (g) As soon as practicable, but not later than eighteen months after the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations (including at the option of the Company Rule 158).

     (h) The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus under the caption "Use of Proceeds."

     (i) The Company will not claim the benefit of any usury laws against any holder of the Notes.

     (j) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A or of the Rules and Regulations, then the Company will prepare, and file or transmit for filing with the Commission within the time period required by and in accordance with such Rule 430A, Rule 424(b) and Rule 434, if applicable, of the Rules and Regulations, copies of an amended Prospectus (or a term sheet within the meaning of Rule 434 of the Rules and Regulations), or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

     (k) For so long as any of the Notes remain outstanding, the Company will furnish to the Underwriters, copies of all annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and of such other documents, proxy statements, reports and information as are furnished by the Company to its stockholders generally.

     (l) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

     (m) Except pursuant to this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (n) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 8(a) hereof or is terminated, will pay all costs and expenses incident to the performance of its obligations hereunder, including, without limitation, (a) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the issuance, transfer and delivery to the Underwriters of the Notes, (b) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all schedules, amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing, delivery and shipping of this Agreement and other underwriting documents including Blue Sky memoranda and any legal investment survey requested by the Underwriters, and the Indenture, (c) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Notes for offering and sale under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(f) hereof,
(d) the filing fee of the National Association of Securities Dealers, Inc. for review of underwriting arrangements, (e) the fees and expenses of the Trustee under the Indenture, (f) rating agency fees, if any, (g) all other costs and expenses of the Company incident to the offer and sale of the Notes hereunder that are not otherwise specifically provided for herein. If the sale of the Notes provided for herein is not consummated by reason of action by the Company pursuant to Section 8(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder, or because any other condition of your obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company shall reimburse the Underwriters for all out-of-pocket disbursements, including, without limitation, the fees and disbursements of counsel for the Underwriters, expenses of airfare, lodging and food and other reasonable expenses incurred by the

Underwriters in connection with its investigation, preparation to market and marketing of the Notes and in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

     5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at such Closing Date), of and compliance with, the representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than 5:00 p.m., Minneapolis time, on the date hereof, or such later time and date as the Underwriters shall approve and all filings required by Rule 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued under the Act; no proceedings for the issuance of such an order shall be pending or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

     (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of a fact which, in your reasonable opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading, and such misstatement or omission has not been corrected.

     (c) Except as contemplated or disclosed in the Prospectus or the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, the Company and its subsidiaries shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, except regular quarterly cash dividends declared by the Board of Directors of the Company and paid by the Company in the ordinary course of business in accordance with the dividend policy established by the Board of Directors; and there shall not have been any change in the capital stock of the Company or its subsidiaries (except for the issuance of shares pursuant to the employee benefit plans of, or as compensation to the directors of, the Company and the Bank) or any material increase in the short-term or long-term debt, including capitalized lease obligations, of the Company or its subsidiaries (except such increases as are incurred in the ordinary course of business and are not material to the condition, financial or otherwise, of the Company and its subsidiaries considered as a whole), or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of the Company or the subsidiaries (except for securities granted pursuant to the Company's employee benefit plans), or any material adverse change in the condition (financial or otherwise) of the Company or the subsidiaries, or in the financial results, business affairs or business prospects of the Company or the subsidiaries that, in your judgment, makes it impractical or inadvisable to offer or deliver the Notes on the terms and in the manner contemplated in the Prospectus.

     (d) On Closing Date there shall have been furnished to the Underwriters, the opinion of Housley Kantarian and Bronstein, P.C., special counsel for the Company, dated the Closing Date to the effect set forth in Appendix A.

     (e) On the Closing Date there shall have been furnished to the Underwriters, the opinion of Fitzgerald, Schorr, Barmettler & Brennan, counsel for the Company, dated the Closing Date and in form and to the effect that:

           (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nebraska. The Company is duly registered as a savings and loan holding company under Section 10 of the Home Owner's Loan Act, as amended ("HOLA"). The Bank has been duly organized and is validly existing as a federal savings bank chartered under HOLA. Each of the Significant Subsidiaries has each been duly organized and is validly existing as a corporation in good standing under the laws of the state of its jurisdiction. The Company and each of the Significant Subsidiaries has full corporate power and authority to own its properties and conduct its business as it is currently being carried on and as described in the Prospectus. The Company and each of the Significant Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property requires such qualification, other than jurisdictions in which the failure to so qualify, considering all such cases in the aggregate, would not have a material adverse effect on the Company.

           (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization." All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the outstanding capital stock of the Bank is owned by the Company, and such capital stock is not subject to any security interest, other encumbrance or adverse claim.

           (iii) All of the issued and outstanding shares of the Significant Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable. All such shares of the Significant Subsidiaries other than the Bank are owned by the Bank free and clear of all perfected and, to the best of such counsel's knowledge, other liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

           (iv) The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the rights of creditors generally and by equitable principles. The Notes being delivered on the Closing Date have been duly and validly authorized, and when authenticated by the Trustee in accordance with the Indenture and delivered pursuant to the Agreement will be duly issued, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and by equitable principles, and except as to those provisions relating to waivers of stay or extension laws as to which such counsel expresses no opinion, and will be entitled to the benefits of the Indenture.

           (v) The Agreement has been duly authorized, executed and delivered by the Company.

           (vi) To the best of such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries which are required to be described in the Prospectus which are not described as required.

           (vii) To the best of such counsel's knowledge, no holders of securities of the Company have rights which have not been waived to the registration of shares of common stock of the Company or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby.

           (viii) To the best of such counsel's knowledge, neither the Company nor any of the Significant Subsidiaries is in violation of its articles of incorporation, charter or bylaws or in default under any material contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which it is bound, or to which any of the property or assets of the Company or any Significant Subsidiary is subject, which violation or default would have a material adverse effect on the Company.

           (ix) The execution and delivery by the Company of, and performance by the Company of its agreements in, the Agreement, the Indenture and the consummation of the transactions contemplated thereby, including the issuance, sale and delivery of the Notes pursuant to the Agreement, will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company

     (f) On the Closing Date, there shall have been furnished to the Underwriters, such opinion or opinions from Dorsey & Whitney LLP, counsel for the Underwriters, dated such Closing Date and addressed to you, with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

     (g) On the Closing Date the Underwriters, shall have received from Deloitte & Touche LLP, independent certified public accountants, a letter dated the Closing Date, in form and substance satisfactory to you, to the effect that
(i) they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter to be so delivered on the Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

     (h) On the Closing Date there shall have been furnished to the Underwriters, a certificate, dated the Closing Date and addressed to you and signed on behalf of the Company by its President or its Chief Executive Officer and its Vice President, Secretary and Treasurer, to the effect that:

           (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

           (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereof or supplement thereto has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is threatened, by the Commission or any state regulatory body; and

           (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, and (A) neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) since the effective date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed or incorporated by reference therein, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, or declared or paid any dividend or made any distribution of any kind with respect to its capital stock, except regular quarterly cash dividends declared by the Board of Directors of the Company and paid by the Company in the ordinary course of business in accordance with the dividend policy established by the Board of Directors, and there has not been any change in the capital stock of the Company (except for the issuance of shares upon exercise of outstanding stock options), or any material increase in the short-term debt or long-term debt (including capitalized lease obligations) of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of the Company (except for securities granted pursuant to or shares of common stock issued pursuant to the employee benefit plans of, or as compensation to the directors of, the Company and the Bank), or any material adverse change in the condition (financial or otherwise) of the Company, or in the financial results, business affairs or business prospects of the Company, and the Company has not sustained any material loss or damage to its property or material interference with its business, whether or not any of the foregoing is insured, and (D) except as disclosed in the Prospectus, there is not pending or threatened or, to their knowledge, contemplated, any action, suit, proceeding or investigation before or by any court or governmental agency or body, or any arbitrator, the disposition of which would be reasonably likely to result in any material adverse change in the condition (financial or otherwise) of the Company, or in the financial results, business affairs or business prospects of the Company.

     (i) The Notes shall be tendered for delivery in accordance with the terms and provisions of this Agreement.

     (j) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and certificates as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the Underwriters in all material respects. All statements contained in any certificate, letter or other document delivered pursuant hereto by or on behalf of the Company shall be deemed to constitute representations and warranties of the Company and not the person signing any such document. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. The Underwriters may waive in writing the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

     6.  Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A and Rule 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters, specifically for use in the preparation thereof; and provided further that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or a copy of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or the Prospectus, as the case may be, which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Each Underwriter agrees to indemnify and hold harmless the Company against any losses, claims, damages, liabilities or expenses, to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

     (c)   Promptly after receipt by an indemnified party under paragraph (a) or
(b) above of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such paragraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such paragraph above for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel other than counsel for the indemnifying party, the indemnified party shall have the right to employ a single counsel to represent the indemnified party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) above, (i) in the proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in the proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in the losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent the untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of the untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with this consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of, and payment for, the Notes to and by the Underwriters hereunder.

     8.  Effective Date of this Agreement and Termination.

     (a) This Agreement shall become effective at 10:00 a.m., Minneapolis time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Notes for sale to the public. For the purpose of this Section 8, the Notes shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Notes for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, the Underwriters or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of this Section 8 and Section 4(n) and Section 6 hereof shall at all times be effective.

     (b) The Underwriters, shall have the right to terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise) of the Company, or in the financial results, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or (ii) if the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, or (iii) if any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, or (iv) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or the escalation of major hostilities involving the United States or the declaration by the United States of a national emergency, war, or other calamity or crisis, the effect of which is such as to make it, in your reasonable judgment, impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, or (v) if trading in the Notes has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Nebraska authorities. If this Agreement is terminated pursuant to this Section 8(b), such termination shall be without liability of any party to any other party except that the provisions of Section 4(n) and
Section 6 hereof shall at all times be effective.

     (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in the Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you shall be notified by the Company by telephone or telegram, confirmed by letter.

     10.   Notices.   Except as otherwise provided herein, all notices and other communications hereunder shall be in writing or by telegraph an, if to the Underwriters shall be mailed, telegraphed or delivered to the Underwriters c/o Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402; if to the Company, shall be mailed, telegraphed or delivered to it at 2120 South 72nd Street, Omaha, Nebraska 68124, Attention: Chief Executive Officer, with a copy to Housley Kantarian & Bronstein, P.C., 1220 19th Street, N.W., Suite 700, Washington, D.C. 20036, Attention: Gary R. Bronstein. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change the address for notices by sending to the parties to this Agreement written notice of a new address for that purpose.

     11. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page and under the caption "Underwriting" in any Preliminary Prospectus or the Prospectus, and, to the extent the same relate to the Underwriters, in any Blue Sky Application, constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.

     12. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as used herein shall not include any purchaser, as the purchaser, of any of the Notes from any of the Underwriters.

     13. Governing Law. This Agreement shall be governed by the laws of the State of Minnesota.

     Please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    COMMERCIAL FEDERAL CORPORATION



                                    By:
----------------                       ---------------------------
                                       President

CONFIRMED
as of the date first above mentioned:

By:  PIPER JAFFRAY INC.



By:
   ----------------------------------------------
     Managing Director


By:  ALEX. BROWN & SONS INCORPORATED



By:
   ---------------------------------


By:  MONTGOMERY SECURITIES



By:
   ----------------------------------------------
     Vice President

                                                                     SCHEDULE  I


                                             Aggregate Principal Amount
          Underwriter                                  of Notes
          -----------


Piper Jaffray Inc. .................................................... $
Alex. Brown & Sons Incorporated...................
Montgomery Securities..................................................

          Total.............................................$[50,000,000]


----------------------

                                                                      Appendix A
                                                                      ----------

     The opinion of Housley Kantarian and Bronstein, P.C., special counsel for the Company, to be delivered pursuant to Section 5(d) of the Purchase Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

           (i) The Notes and the Indenture conform to the description thereof contained in the Prospectus.

           (ii) The Registration Statement has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act, and, to our actual knowledge, no stop order suspending the effectiveness of the Registration Statement or the qualification of the Indenture has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The Prospectus has been filed in the manner and within the time period required by Rule 424(b) of the Act.

           (iii) The Registration Statement and the Prospectus, and any amendment thereof or supplement thereto (except as to financial statements, notes to financial statements, financial tables and other financial and statistical data included or incorporated by reference therein, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, as of their respective effect or issue dates.

           (iv) The documents incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements, notes to financial statements, financial tables and statistical data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, as of the respective effect or issue dates.

           (v) The Bank is a member in good standing of the Federal Home Loan Bank of Topeka and is an institution with deposit accounts insured by the FDIC to the full extent allowed by law and, to our actual knowledge, no proceedings for the termination or revocation of such insurance are pending or threatened.

           (vi) To our actual knowledge, there are no (a) statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or (b) contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

           (vii) To our actual knowledge, the execution, delivery and performance of the Agreement, the Notes and the Indenture and the issuance and sale of the Notes, including the issuance, sale and delivery of the Notes pursuant to the Agreement, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any Significant Subsidiary pursuant to, any statute, contract, license, indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to us to which the Company or any such Significant Subsidiary is a party or by which it is bound or to which any of the material property or assets of the Company or any such Significant Subsidiary is subject, or result in any violation of the provisions of the articles of incorporation, charter or bylaws of the Company or any such Significant Subsidiary or of any applicable law, administrative regulation or administrative or court decree known to us the violation of which would have a material adverse affect on the Company or any Significant Subsidiary; provided, however, that with respect to this paragraph (vii), we express no opinion with respect to federal or state securities laws.

           (viii) To our actual knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or any arbitrator, now pending or threatened against or affecting the Company or any of its Significant Subsidiaries which is required to be disclosed in the Registration Statement (other than as disclosed therein), and other than those which individually or in the aggregate would not have a material adverse effect on the Company or which would not materially and adversely affect the consummation of the Agreement. For purposes of this paragraph (viii), we have not reviewed the plaintiff or defendant indices of state or federal courts.

           (ix) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is necessary in connection with the execution, delivery and performance of the Agreement, the Indenture or the Notes or for the issuance or sale of the Notes under the Agreement, except such as may be required under the Act or the Rules and Regulations and the Trust Indenture Act, such as may be required under the securities laws of any state or other jurisdiction and such as may be described in the Prospectus.

           In a separate letter, Housley Kantarian and Bronstein, P.C. shall state as follows: Although we cannot guarantee, and do not assume responsibility for, the accuracy, completeness and fairness of the statements contained in the Registration Statement and the Prospectus, and although we have not undertaken to verify independently such statements for purposes of the opinion expressed in this paragraph (x), during the course of our participation in the preparation of the Registration Statement and Prospectus, conferences with certain officers, employees and other representatives of, and certain representatives of the independent public accountants for, the Company and the Significant Subsidiaries as well as our review of various documents and other information deemed relevant thereto, nothing has come to our attention that would lead us to believe
     (A) that the Registration Statement, (except as to financial statements, notes to financial statements, financial tables and other financial and statistical data included or incorporated by reference therein and the Trustee's Statement and Qualification under the Trust Indenture Act
     (Form T-1) filed as an exhibit to the Registration Statement, as to which we express no opinion), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus (except as to financial statements, notes to financial statements, financial tables and other financial and statistical data included or incorporated by reference therein and the Trustee's Statement and Qualification under the Trust Indenture Act (Form T-1) filed as an exhibit to the Registration Statement, as to which we express no opinion), as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.